MODIFICATION OF NON-NEGOTIABLE PROMISSORY
                    NOTE AND WAIVER AGREEMENT

                  Dated as of June _______, 1995


     BE IT KNOWN that on the dates and at the places hereinafter set forth below, before us, the undersigned Notaries Public, duly commissioned and qualified in and for our respective jurisdictions and in the presence of the undersigned competent witnesses,

     PERSONALLY CAME AND APPEARED:

     LUTCHER & MOORE CYPRESS LUMBER COMPANY, a Louisiana partnership in commendam, ("Lumber Company"), herein represented by its Managing General Partners, Mary Elizabeth
     Mecom Irrevocable Trust, represented by its Trustee, Mary
     Elizabeth Mecom, and Matilda Gray Stream; and

     L. M. HOLDING ASSOCIATES, L. P., a Louisiana partnership in commendam,("Holding"), appearing through its sole General
     Partner XCL Land Ltd., a Louisiana corporation represented by its duly authorized undersigned officer; and

who declared that:

     WHEREAS, Holding has heretofore executed a promissory note dated May 29, 1991, payable to the order of Lumber Company in the original principal amount of $5,900,000.00, bearing interest at the rate of eleven percent (11%) per annum, due in installments as more fully described therein, (the "Note") a copy of which is attached hereto and paraphed by the Notary before whom Matilda Gray Stream, on behalf of Lumber Company has executed these presents for identification herewith.

     WHEREAS, the Note has been modified pursuant to the terms of that certain Modification of Non-Negotiable Promissory Note and Waiver Agreement dated as of September 1993 (herein "Mod-1") by and among the parties hereto;

     WHEREAS, the Note has been further Modified pursuant to the terms of that certain Modification of Non-Negotiable Promissory
Note and Waiver Agreement dated April, 1994;

     WHEREAS, the Note has been further Modified pursuant to the terms of that certain Modification of Non-Negotiable Promissory
Note and Waiver Agreement dated May, 1994;

     WHEREAS, Holding has requested that Lumber Company further allow for the Modification of the Note and Lumber Company has agreed to the same;

     NOW THEREFORE, in consideration of the payments made on the Note by Holding to Lumber Company, Holding and Lumber Company hereby agree as follows:

1. MODIFICATION OF THE NOTE. The Note is hereby modified to provide that the remaining principal is the sum of $2,883,717.84 and bears interest from and after June 15, 1995, at the rate of Ten (10%) percent per annum, payable on demand, and if no demand is made, in six (6) monthly installments of $52,300.00 each, commencing July 15, 1995, and continuing on the same day of each consecutive month thereafter, plus a final payment of all outstanding principal and accrued interest due on January 13, 1996, unless sooner paid.

2. NO DEFAULTS, REPRESENTATIONS TRUE. Holding hereby represents and warrants that no Event of Default or potential Event of Default has occurred and is continuing as of the date hereof under the Vendor's Lien and Mortgage, which secures the payment of the Note, except for those which are being specifically waived by Lumber Company herein, and that all the representations of warranties and covenants made in the Note and in the Vendor's Lien and Mortgage and all other documents pertaining to or relating to the Note and the Vendor's Lien and Mortgage are as of the date hereof true and correct in all material respects.

3. NO DEFENSES. Holding hereby represents and warrants that there is no defense, off-set, compensation, counter-claim or reconventional demand with respect to the amounts due under, or performance of, the terms of the Note; and to the extent any such defense, off-set, compensation, counterclaim or reconventional demand or other causes of action might exist whether known or unknown, such items are hereby waived by Holding.

4     NO NOVATION. Nothing in this Agreement shall constitute the satisfaction or extinguishment of the amount owed under the Note, nor shall it be a novation of the amount owed under the Note.

5. RATIFICATION AND CONFORMATION. Except as expressly modified herein, all terms and provisions of the Note and the Vendor's Lien and Mortgage and all terms and provisions of all other documents securing or evidencing the obligation of Holding to Lumber Company under the Note and Vendor's Lien and Mortgage are hereby ratified and confirmed, and shall be and remain in full force and effect, enforceable in accordance with their terms.

6. PAYMENT OF FEES AND EXPENSES. Holding agrees to pay and/or reimburse the reasonable fees and expenses of counsel to Lumber Company in connection with the collection of the Note, and the negotiations and documentation of the Modification Agreements signed in connection herewith and pay any title insurance premiums as may be due in connection with the extension of the Title Insurance insuring this Bank.

7. COUNTERPART ORIGINALS. This amendment may be executed by the parties hereto in any number of separate counterparts, each of which when so executed and delivered shall he deemed to be an original and all of which taken together shall constitute but one and the same instrument.

8. PARAPHED. The parties hereto authorize and direct the Notary before whom Matilda Gray Stream executed this Agreement on behalf of Lutcher & Moore Cypress Lumber Company, to paraph the
Note for identification with this Agreement.


     THUS DONE AND SIGNED in my office at New Orleans, Louisiana, on the _____ day of June, 1995, before the undersigned competent witnesses, and me, Notary, after due reading of the whole.


WITNESSES:                   LUTCHER & MOORE CYPRESS LUMBER
                             COMPANY, a partnership in commendam

---------------------
                             BY: ------------------------------
---------------------        MATILDA GRAY STREAM, General Partner


                ------------------------------
                        NOTARY PUBLIC
                  My commission is for life
(SEAL)


     THUS DONE AND SIGNED in my office at Houston, Texas, on the ____ day of June, 1995, before the undersigned competent witnesses, and me, Notary, after due reading of the whole.


WITNESSES:                 LUTCHER & MOORE CYPRESS LUMBER
                           COMPANY, a partnership in commendam

-------------------        BY:  MARY ELIZABETH MECOM IRREVOCABLE
                             TRUST, (General Partner)

-------------------        BY: ------------------------------
                               MARY ELIZABETH MECOM, its Trustee


          ----------------------------
                  NOTARY PUBLIC
     My commission expires ------------------

(SEAL)


     THUS DONE AND SIGNED in my office at Lafayette, Louisiana, on the 29th day of June, 1995, before the undersigned competent witnesses, and me, Notary, after due reading of the whole.

WITNESSES:                    L.M. HOLDINGS ASSOCIATES, L.P.

/s/ Clifford E. Klingler      By:  XCL Land Ltd.
------------------------           General Partner

/s/ John H. Haslam                 /s/ Pam Shanks
------------------------      By:----------------------------
                              Title:  VP, CFO and Treasurer

                /s/ Suzanne Marse Bourque
               ---------------------------
                      NOTARY PUBLIC
(SEAL)
                My commission is for life.